Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Yield/Project Compliance Total Percent Incentive Total Incentive Brian Kletscher Yes 240,920.81$ 17% 8.00% 2.00% 3.00% 5.00% 35.00% 84,322.28$ Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Financial Reports Audit/SEC Compliance Total Percent Incentive Total Incentive Lucas Schneider Yes 157,754.75$ 17% 8.00% 2.00% 2.00% 3.00% 32.00% 50,481.52$ 134,803.80$ CEO Executive Bonus CFO Executive Bonus Base Salary Percent 240,920.81$ Base Salary Percent 157,754.75$ Bonus potential 35% Bonus Potential 32% 1. EBITDA 8% Budgeted 1. EBITDA 8% Budgeted Budgeted 3% 7,227.62$ 14,982,888.95$ Budgeted 3% $4,732.64 14,982,888.95$ plus 10% 3% 7,227.62$ 1,498,288.90$ plus 10% 3% $4,732.64 1,498,288.90$ plus 15% 2% 4,818.42$ 2,247,433.34$ plus 15% 2% $3,155.10 2,247,433.34$ 2. Debt Service Removed for 2021 & 2022 2. Debt Service removed for 2021 & 2022 Budget plus 5% Budget plus 5% plus 10% plus 10% plus 15% plus 15% 3. Compliance 5% 3. Compliance 3% MPCA/DNR Permits Water 1% 2,409.21$ SEC Reporting 2% $3,155.10 MPCA Air Permits 1% 2,409.21$ Audit 1% $1,577.55 Federal Rail/State Rail/OSHA 1% 2,409.21$ SEC Reporting 2% 4,818.42$ 4. Operations/Yield 2% 4. Financial Reports 2% 2.98 1% 2,409.21$ Monthly On Time 1% $1,577.55 3.00 1% 2,409.21$ Quarterly 1% $1,577.55 5. Increase Share Value/Distribution 1% 2,409.21$ 3% 5. Increase Share Value/Distribution 1% $1,577.55 3% 1% 2,409.21$ 6% 1% $1,577.55 6% 6. New Technology Reviewed 1% 2,409.21$ 6. Income 6. Income Net Income Portion Profitability Net Income Portion Profitability Net Income {Book} Percent 17% Net Income {Book} Percent 17% $2.0 - $2.5 MM 1% 2,409.21$ $2.0 - $2.5 MM 1% $1,577.55 $2.5 - $3.0 MM 1% 2,409.21$ $2.5 - $3.0 MM 1% $1,577.55 $3.0 - $3.5 MM 1% 2,409.21$ $3.0 - $3.5 MM 1% $1,577.55 $3.5 - $4.0 MM 1% 2,409.21$ $3.5 - $4.0 MM 1% $1,577.55 $4.0- $4.5 MM 1% 2,409.21$ $4.0- $4.5 MM 1% $1,577.55 $4.5 - $5.0 MM 1% 2,409.21$ $4.5 - $5.0 MM 1% $1,577.55 $5.0 - $5.5 MM 1% 2,409.21$ $5.0 - $5.5 MM 1% $1,577.55 $5.5 - $6.0 MM 1% 2,409.21$ $5.5 - $6.0 MM 1% $1,577.55 $6.0 - $6.5 MM 1% 2,409.21$ $6.0 - $6.5 MM 1% $1,577.55 $6.5 - $7.0 MM 1% 2,409.21$ $6.5 - $7.0 MM 1% $1,577.55 $7.0 - $ 7.5 MM 1% 2,409.21$ $7.0 - $ 7.5 MM 1% $1,577.55 $7.5 - $8.0 MM 1% 2,409.21$ $7.5 - $8.0 MM 1% $1,577.55 $8.0 - $8.5 MM 1% 2,409.21$ $8.0 - $8.5 MM 1% $1,577.55 $8.5 - $9.0 MM 1% 2,409.21$ $8.5 - $9.0 MM 1% $1,577.55 $9.0 - $9.5 MM 1% 2,409.21$ $9.0 - $9.5 MM 1% $1,577.55 $9.5 - $10.0 MM 1% 2,409.21$ $9.5 - $10.0 MM 1% $1,577.55 $10.0 - $10.5 MM 1% 2,409.21$ $10.0 - $10.5 MM 1% $1,577.55 84,322.28$ $50,481.52 Highwater Ethanol Incentive Program Fiscal 2022